UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.     )

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HARVEST NATURAL RESOURCES, INC.

(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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HARVEST NATURAL RESOURCES, INC.

ADDITIONAL PROXY MATERIALS

REGARDING THE ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD JUNE 27, 2013

On June 19, 2013, Harvest Natural Resources, Inc. (“we”, “us”, “our” or the “Company”) dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm and engaged UHY LLP (“UHY”) to become its new independent registered public accounting firm effective with the interim period ending June 30, 2013. Because of these events, we will drop from the matters to be voted on at our annual stockholders’ meeting to be held on June 27, 2013, Proposal 2, which was the ratification of the appointment of PwC as our independent registered public accounting firm for fiscal year 2013.

PwC was our principal accountant for the year ended December 31, 2012, and because it has been dismissed as our accounting firm is not expected to be present at our annual meeting of stockholders. UHY will be our principal accountant for the year ending December 31, 2013, and because it was only recently appointed is not expected to be present at our annual meeting of stockholders.

More information about the change in principal accountants and the change in matters to be voted on at our annual stockholders’ meeting is contained in our press release dated June 21, 2013, a copy of which is attached to this proxy statement supplement as Exhibit A, and our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 21, 2013, a copy of which is attached to this proxy statement supplement as Exhibit B. Both of these exhibits are incorporated herein by reference.

EXHIBIT A

HARVEST ANNOUNCES CHANGE OF AUDITORS

AND CHANGE IN MATTERS TO BE VOTED ON

AT ITS ANNUAL MEETING

HOUSTON, June 21, 2013 — Harvest Natural Resources, Inc. (NYSE: HNR) today announced that at the direction and with the unanimous approval of the Audit Committee of the Company’s Board of Directors, Harvest has dismissed PricewaterhouseCoopers LLP as its independent registered public accounting firm and engaged UHY LLP to become its new independent registered public accounting firm.

Because of the change in its independent registered public accounting firm, Harvest also announced that, at its upcoming annual stockholder meeting to be held on June 27, 2013, it will drop from the matters to be voted on at the meeting Proposal 2, the ratification of the appointment of PricewaterhouseCoopers LLP as its independent registered public accounting firm for fiscal year 2013. Stockholders will not vote on the ratification of UHY LLP as the new independent registered public accounting firm at this year’s annual meeting, but Harvest expects that the ratification of UHY LLP as its independent registered public accounting firm will be voted on by stockholders at Harvest’s 2014 annual meeting.

About Harvest Natural Resources:

Harvest Natural Resources, Inc., headquartered in Houston, Texas, is an independent energy company with principal operations in Venezuela, exploration assets in Indonesia, West Africa, and China and business development offices in Singapore and the United Kingdom. For more information visit the Company’s website at www.harvestnr.com.

CONTACT:

Stephen C. Haynes

Vice President, Chief Financial Officer

(281) 899-5716

This press release may contain projections and other forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. They include estimates and timing of expected oil and gas production, oil and gas reserve projections of future oil pricing, future expenses, planned capital expenditures, anticipated cash flow and our business strategy. All statements other than statements of historical facts may constitute forward-looking statements. Although Harvest believes that the expectations reflected in such forward-looking statements are reasonable, it can give no assurance that such expectations will prove to have been correct. Actual results may differ materially from Harvest’s expectations as a result of factors discussed in Harvest’s 2012 Annual Report on Form 10-K and other public filings.

EXHIBIT B

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 19, 2013

HARVEST NATURAL RESOURCES, INC.

(Exact name of registrant as specified in its charter)

DELAWARE	1-10762	77-0196707
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1177 Enclave Parkway, Suite 300

Houston, Texas 77077

(Address of principal executive offices) (Zip Code)

(281) 899-5700

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

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Item 4.01 Change in Registrant’s Certifying Accountant

On June 19, 2013, Harvest Natural Resources, Inc. (“we”, “us”, “our” or the “Company”), at the direction and with the unanimous approval of the Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”), dismissed PricewaterhouseCoopers LLP (“PwC”) as its independent registered public accounting firm and engaged UHY LLP (“UHY”) to become its new independent registered public accounting firm.

PwC’s reports on the Company’s consolidated financial statements for the fiscal years ended December 31, 2012 and 2011 did not contain any adverse opinion or a disclaimer of opinion, nor were those reports qualified or modified as to uncertainty, audit scope or accounting principles, except that PwC’s audit opinion on the Company’s financial statements as of and for the year ended December 31, 2012 (a) includes an explanatory paragraph expressing substantial doubt regarding the Company’s ability to continue as a going concern and (b) expresses an opinion that the Company did not maintain, in all material respects, effective internal control over financial reporting as of December 31, 2012, because of material weaknesses in internal control over financial reporting as described below.

During the Company’s two most recent fiscal years ended December 31, 2011 and 2012, and the subsequent interim period through June 19, 2013, there were no disagreements with PwC on any matters of accounting principles and practices, financial statement disclosure, or auditing scope or procedure that, if not resolved to the satisfaction of PwC, would have caused it to make reference to the disagreement in connection with its reports on the Company’s financial statements.

Except for the six material weaknesses in the Company’s internal control over financial reporting as described by the Company in Item 9A of the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as filed with the Securities and Exchange Commission (the “Commission”) on May 2, 2013 (the “2012 Form 10-K”), there were no “reportable events,” as defined in Item 304(a)(1)(v) of Regulation S-K that occurred during the Company’s two most recent fiscal years or during the subsequent interim period through June 19, 2013. The material weaknesses in internal control over financial reporting identified in the 2012 Form 10-K related to (1) a sufficient complement of accounting and financial reporting resources; (2) accounting for certain transactions for oil and gas unproved properties; (3) accounting for income taxes; (4) appropriate segregation of duties related to certain system access rights and the recording and review of journal entries; (5) preparation and review of certain classification and disclosure matters impacting the financial statements and related notes; and (6) significant and complex debt and equity transactions. Because of these weaknesses, the Company’s management concluded, as reported in the 2012 Form 10-K, that the Company did not maintain effective internal control over financial reporting as of December 31, 2012. PwC, in its attestation report in the 2012 Form 10-K also reported that, in its opinion, the Company did not maintain in all material respects, effective internal control over financial reporting as of December 31, 2012. The Audit Committee has discussed these matters with PwC, and the Company has authorized PwC to respond fully to any inquiries by UHY.

1

The Company has provided PwC with a copy of this Current Report on Form 8-K (this “Form 8-K”) and requested that PwC furnish the Company with a letter addressed to the Commission stating whether PwC agrees with the statements made by the Company herein. A copy of PwC’s response letter is included as Exhibit 16.1 to this Form 8-K.

During the fiscal years ended December 31, 2011 and 2012 and the subsequent interim period through the date of UHY’s engagement, neither the Company nor anyone acting on its behalf consulted UHY with respect to either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and no written report or oral advice was provided by UHY to the Company that UHY concluded was an important factor considered by the Company in reaching a decision as to the accounting, auditing, or financial reporting issue; or (ii) any matter that was the subject of either a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to such item) or a reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 21, 2013.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARVEST NATURAL RESOURCES, INC.

Dated: June 21, 2013

	By:	/s/ Keith L. Head
Keith L. Head Vice President and General Counsel

EXHIBIT INDEX

16.1	Letter from PricewaterhouseCoopers LLP to the Securities and Exchange Commission, dated June 21, 2013.

EXHIBIT 16.1

Securities and Exchange Commission

100 F Street, N.E.

Washington, DC 20549

June 21, 2013

Commissioners:

We have read the statements made by Harvest Natural Resources Inc. (copy attached), which we understand will be filed with the Securities and Exchange Commission, pursuant to Item 4.01 of Form 8-K, as part of the Form 8-K of Harvest Natural Resources Inc. dated June 21, 2013. We agree with the statements concerning our Firm in such Form 8-K.

Very truly yours,

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

Houston, Texas